UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-03835_

Value Line Centurion Fund, Inc.

(Exact name of registrant as specified in charter)

7 Times Square, New York, N.Y. 10036

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1900

Date of fiscal year end: December 31, 2019

Date of reporting period: December 31, 2019

Item I  Reports to Stockholders

A copy of the Annual Report to Stockholders for the period ended 12/31/19 is included with this Form.

■ Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

Stephen E. Grant,
Portfolio Manager
Objective:
Long-term growth
of capital
Inception Date:
November 15, 1983
Net Assets at
December 31, 2019:
$149,675,878
Portfolio Composition at
December 31, 2019:
(Percentage of Total
Net Assets)
An Update from Fund Management (Unaudited)
PRESIDENT’S LETTER
Dear Shareholders:
We are pleased to present you with this annual report for Value Line Centurion Fund, Inc. (the “Fund”) for the 12 months ended December 31, 2019.
During the annual period, the Fund posted robust double-digit absolute gains that outperformed the double-digit positive return of its benchmark index, the S&P 500® Index1, on a relative basis. Further, the Fund outpaced the category average return of its peers for the five-, and ten-year periods ended December 31, 2019 (US Insurance mid-cap growth category), as measured by Morningstar.2
On the following pages, the Fund’s portfolio manager discusses the management of the Fund during the annual period. The discussion highlights key factors influencing recent performance of the Fund.
You will also find a Schedule of Investments and financial statements for the Fund. Before reviewing the performance of your mutual fund investment, we encourage you to take a brief look at the major factors affecting the financial markets during the 12 months ended December 31, 2019, especially given the newsworthy events of the annual period.
Economic Review
Overall, the annual period was one of positive but slowing economic growth and modest inflation both in the U.S. and globally. For the first three quarters of 2019, U.S. Gross Domestic Product (GDP) growth registered an average of 2.4%, compared to a 2.9% average growth rate for the first three quarters of 2018. U.S. economic growth is predicted to be notably slower for the fourth quarter of 2019, with the advance estimate coming in at a 2.2% GDP growth rate. European economic growth was even weaker, with the aggregate GDP of the Eurozone measuring 1.2% for the first three quarters of 2019, compared to a growth rate of 2.1% for the same period in 2018. Within Asia, Chinese economic growth, for the first three quarters, slowed to 6.3% in 2019 from 6.8% in 2018. As in the U.S., European and Chinese economic growth is predicted to be slower for the fourth quarter of 2019. The advance estimate for the Eurozone’s fourth quarter GDP growth rate is 1.1%, and the actual fourth quarter GDP growth rate for China came in at 6.1%.
The global economic slowdown was led by weakness in the manufacturing sector. Starting in August 2019, for example, the U.S. ISM Manufacturing Index, an important measure, fell below 50, the level widely considered to be a sign of contraction in the manufacturing sector. Through the end of 2019, the U.S. ISM Manufacturing Index registered below 50 in each month, with December 2019 showing the weakest reading, i.e. 47.2. Germany, normally the strongest economy in Europe, similarly experienced below 50 readings in its Markit/BME Germany Manufacturing Purchasing Managers’ Index for the entire calendar year, ending 2019 with a December reading of 43.7. Overall, Eurozone manufacturing, as measured by the

About information in this report:
•
It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.

Beginning on May 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, you may not be receiving paper copies of the Fund’s shareholder reports from the insurance company that offers your contract unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company. You may elect to receive all future reports in paper free of charge from the insurance company. You can inform the insurance company that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

IHS Markit Eurozone Manufacturing PMI, was also weak, averaging 47.4 for the year. A good deal of the weakness in manufacturing, globally, can be attributed to the trade war between the U.S. and China, where tariffs were implemented on both sides, thereby affecting virtually all of the world’s economies negatively.
Despite slower economic growth rates and contracting manufacturing sectors globally, the U.S. economy did not come close to hitting a recession in 2019. Buttressing the U.S. economy was the monetary policy of the Federal Reserve Board (the Fed), which reduced short-term interest rates three times during the second half of the calendar year — by a total of 75 basis points, thereby providing stimulus to a sluggish economy. (A basis point is 1/100th of a percentage point.) The U.S. labor market remained especially healthy. Nonfarm payroll job growth averaged a respectable 175,000 jobs per month for 2019, and the U.S. unemployment rate ended the year at 3.5%, extremely low by historical standards. This labor market strength, combined with lower interest rates, supported consumer spending and the housing market. New home sales began the calendar year at 644,000 in January 2019 and by the end of November 2019 had registered 719,000. Retail sales averaged a growth rate of 0.5% per month in 2019, which is about the average retail spending level for the past two years.
Against a backdrop of a slower economy, U.S. inflation slipped lower. For 2019, the U.S. Personal Consumption Expenditure Core Price Index, which measures the prices paid by consumers for goods and services excluding food and energy, registered within a range of 1.5% to 1.7% for 2019, as compared to a range of 1.8% to 2.0% for 2018 and significantly below the 2.0% inflation target of the Fed.
In large part because of the weaker economy and the Fed lowering the targeted federal funds rate, U.S. Treasury rates declined during 2019. The two-year U.S. Treasury note began the year with a yield of 2.48% and ended the year at 1.58%, a drop of 90 basis points. The bellwether 10-year U.S. Treasury note started the year with a yield of 2.69% and closed the year with a yield of 1.92%, a 77 basis point decline.
With all that said, by December 2019, the pessimism that had surrounded economic prospects for much of the year dissipated, driven primarily by the U.S. and China reducing their trade hostilities and agreeing in principle to a “Phase One” trade deal. (On January 15, the U.S. President and the Vice Premier of China signed the “Phase One” trade agreement.) Although many issues between the two countries remained unresolved, the “Phase One” deal increased optimism among investors, market participants and monetary policy authorities alike. At its last meeting of the calendar year, the Fed left the target range for its federal funds rate unchanged and, citing the resiliency of the economy, signaled that interest rates were likely to stay on hold for “a time” as long as the economy stays on track. Such a consensus by Fed policymakers reflected a view they had done enough to shield the economy from an imminent downturn. U.S. equities gained ground, with an uptick of U.S. manufacturing and service sector business surveys as well as a consistently strong labor market. U.S. Treasury yields appeared to stabilize toward the end of 2019, as many market analysts forecast an improved economy in 2020.
Equity Market Review
U.S. equities, as measured by the S&P 500® Index1, rose 31.49% during the 12 months ended December 31, 2019, achieving new record highs and posting the strongest calendar year gain for the S&P 500® Index since 2013.
The U.S. equity market rallied at the start of the annual period, almost completely recovering from a sharp sell-off at the end of 2018. After four gradual interest rate hikes in 2018, the Fed cut interest rates three times in 2019 in an effort to keep the U.S. economic expansion intact amid trade uncertainties. Another major driver of market sentiment in 2019 was the trade war between the U.S. and China, which pressured macroeconomic indicators throughout the first half of the calendar year but did little to suppress a resilient consumer, which ultimately outweighed manufacturing weakness. By the fourth quarter of 2019, U.S. stock returns accelerated with an uptick of U.S. manufacturing and service sector business surveys as well as a consistently strong labor market. The U.S. added more than 200,000 jobs in November 2019, double the break-even pace of long-term job growth. These developments, along with lower U.S. Treasury yields, propelled a “risk on” rally — and increased volatility — during the latter months of the annual period. Investors appeared to shrug off concerns about weaker company profits, slowing global economic growth and domestic and international political turmoil.
As was the case for 2017 and 2018, growth stocks significantly outperformed value stocks across the capitalization spectrum of the U.S. equity market for the annual period ended December 31, 2019. While all capitalization segments posted double-digit positive returns, large-cap stocks performed best, followed closely by mid-cap stocks and then by small-cap stocks. (All as measured by the FTSE Russell indices.1)

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

In the S&P 500® Index, all 11 sectors posted double-digit positive absolute returns during the annual period. Information technology, communication services and financials were the best performing sectors in the S&P 500® Index, as measured by total return, while the weakest performing sectors in the S&P 500® Index during the annual period were energy, health care and materials.
All told, the U.S. equity markets outperformed the international equity markets during the annual period. Developed and emerging market equities, as measured by the MSCI EAFE Index1 and MSCI Emerging Markets Index1, respectively, posted annual returns of 22.01% and 18.42%, respectively. Similarly to the U.S. equity markets, international equity markets recovered from weakness in 2018, supported by the U.S. Fed’s and other major central banks’ increasingly dovish stance and seemingly significant progress in Brexit negotiations and in the trade talks between China and the U.S.
* * *
We thank you for trusting us to be a part of your long-term, comprehensive investment strategy. We appreciate your confidence in the Value Line Funds and look forward to serving your investment needs in the years ahead just as we have been helping to secure generations’ financial futures since 1950 — based on solid fundamentals, sound investment principles and the power of disciplined and rigorous analytics.
If you have any questions or would like additional information on this or other Value Line Funds, we invite you to contact your investment representative or visit us at www.vlfunds.com.
Sincerely,
Mitchell Appel
President of the Value Line Funds
Past performance does not guarantee future results. Investment return and principal value of an investment can fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted. Investors should carefully consider the investment objective, risks, charges and expense of a fund. This and other important information about a fund is contained in the fund’s prospectus.
You may obtain free copies of the Fund’s prospectus, Statement of Additional Information or its annual or semi-annual shareholder reports or make shareholder inquiries by contacting your sponsoring insurance company or online at www.vlfunds.com/literature/order-literature . By phone: 1-800-243-2729.
The Value Line Funds are distributed by EULAV Securities LLC.

The S&P 500® Index consists of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and the NASDAQ national Market System and is representative of the broad stock market. The MSCI EAFE Index is an equity index that captures large-cap and mid-cap representation across 21 developed markets countries around the world, excluding the U.S. and Canada. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI Emerging Markets Index captures large-cap and mid-cap representation across 26 emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country. The FTSE Russell indices are a broad range of U.S. indices that allow investors to track current and historical market performance by specific size, investment style and other market characteristics. These are unmanaged indices and do not reflect charges, expenses or taxes, and it is not possible to directly invest in these indices.

Morningstar, Inc. is an investment research and investment management firm headquartered in Chicago, Illinois, United States. Ranked by Morningstar in the top 65% for one-year (138 funds), top 59% for three-year (131 funds), top 48% for five-year (128 funds) and top 27% (126 funds) periods ended December 31, 2019. All in the Morningstar US Insurance mid-cap growth category.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

PORTFOLIO MANAGEMENT COMMENTARY (Unaudited)
INVESTMENT OBJECTIVE
The Fund’s investment objective is long-term growth of capital.
Manager Discussion of Fund Performance
Below, Value Line Centurion Fund, Inc. portfolio manager Stephen E. Grant discusses the Fund’s performance and positioning for the 12 months ended December 31, 2019.
How did the Fund perform during the annual period?
The Fund generated a total return of 33.07% during the 12 months ended December 31, 2019. This compares to the 31.49% return of the Fund’s benchmark, the S&P 500® Index, during the same annual period.
What key factors were responsible for the Fund’s performance during the 12-month reporting period?
The Fund outperformed the S&P 500® Index during the 12-month reporting period, driven by both effective stock selection and sector allocation decisions overall.
Further, during the annual period, growth-oriented stocks outpaced value-oriented stocks by a wide margin. This style preference by investors at large proved a plus for the Fund, which emphasizes growth over value.
Which equity market sectors most significantly affected Fund performance?
The Fund benefited most from effective stock selection in the industrials and health care sectors. Stock selection in the materials and consumer discretionary sectors further boosted the Fund’s relative results. Having no exposure to energy, the weakest performing sector in the S&P 500® Index during the annual period, added value as well.
Only partially offsetting these positive contributors was weak stock selection in the consumer staples and financials sectors, which detracted. Holding no stocks in the strongly performing communication services sector also dampened the Fund’s relative results.
What were some of the Fund’s best-performing individual stocks?
The individual stocks that contributed most to the Fund’s relative results were Ansys, which develops software for design analysis and optimization; Teledyne Technologies, which provides electronic subsystems and instrumentation for the aerospace and defense industries; and Mastercard, which provides financial transaction processing services. Shares of each of these companies enjoyed robust double-digit gains during the annual period driven by stronger than expected operating performance.
Which stocks detracted significantly from the Fund’s performance during the annual period?
During the annual period, the Fund was hurt most by its holding of Rollins, which provides pest control services. Rollins’ shares declined during the annual period because of weaker than expected operating performance. Also, not owning two of the biggest components of the S&P 500® Index — information technology giants Apple and Microsoft — detracted from relative results, as each posted a robust double-digit gain during the annual period. However, currently, the Fund does not typically invest in giant, mega-cap companies, with investment research and investment management firm Morningstar placing the Fund in its mid-cap growth category.
How did the Fund use derivatives and similar instruments during the reporting period?
The Fund did not use derivatives during the reporting period.
Did the Fund make any significant purchases or sales during the annual period?
During the annual period, we established new Fund positions in containers and packaging company AptarGroup, construction materials manufacturer Carlisle Companies and insurance company Arch Capital Group, which have each established, in our view, a consistent history of good earnings growth and stock price growth.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

Among those positions eliminated from the Fund during the annual period were automotive products and services provider LKQ, consumer foods company General Mills and sweetener and starch producer Ingredion because each has no longer been delivering the consistent long-term growth we seek.
Were there any notable changes in the Fund’s weightings during the 12-month period?
During the 12-month period ended December 31, 2019, we shifted from neutral to underweighted allocations relative to the S&P 500® Index in information technology, health care and real estate, and we shifted from an underweight allocation to a rather neutral position relative to the S&P 500® Index in consumer discretionary.
How was the Fund positioned relative to its benchmark index at the end of December 2019?
As of December 31, 2019, the Fund was overweighted relative to the S&P 500® Index in the industrials, materials and consumer staples sectors. The Fund was underweighted relative to the S&P 500® Index in the financials, information technology, health care and real estate sectors on the same date. On December 31, 2019, the Fund was rather neutrally weighted to the consumer discretionary sector and held no positions at all in the energy, telecommunications services and utilities sectors.
What is your tactical view and strategy for the months ahead?
Regardless of market conditions, we intend to stay true to our time-tested investment discipline going forward, seeking to invest in companies that have demonstrated a solid history of consistent growth in both their earnings and stock price. In our view, these companies possess attractive portfolios of proprietary products and services that give them strong market positions and make them less vulnerable to swings in national and international economic conditions. At the same time, we believe the underlying stocks of these companies tend to be less volatile than the average stock in the S&P 500® Index. By maintaining our investment discipline, the Fund has historically provided a smoother ride to investors than its peer group averages. Putting aside short-term ebbs and flows in the equity market, we believe the Fund’s investments are likely to provide superior returns to our shareholders over the long term.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

Top Ten Holdings As of 12/31/2019 (Unaudited)
Issue	Shares	Value	Percentage of Net Assets
Rollins, Inc.	187,000	$6,200,920	4.1%
AutoZone, Inc.	5,000	5,956,550	4.0%
Fiserv, Inc.	51,200	5,920,256	4.0%
Mettler-Toledo International, Inc.	7,400	5,870,272	3.9%
Roper Technologies, Inc.	15,400	5,455,142	3.6%
Teledyne Technologies, Inc.	15,500	5,371,370	3.6%
IDEXX Laboratories, Inc.	20,000	5,222,600	3.5%
HEICO Corp.	41,033	4,683,917	3.1%
Waste Connections, Inc.	51,300	4,657,527	3.1%
AMETEK, Inc.	45,000	4,488,300	3.0%
Sector Weightings vs. Index As of 12/31/2019 (Unaudited)
Percentage of investment securities (excluding short-term securities)

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

Average Annual Total Returns (For periods ended 12/31/2019) (Unaudited)
	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 11/15/1983
Value Line Centurion Fund, Inc.	33.07%	16.88%	11.52%	14.17%	9.07%
S&P 500® Index	31.49%	15.27%	11.70%	13.56%	11.20%
All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call (888)-Guardian (482-7342) or visit www.guardianOnLine.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.
Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.
Growth of a Hypothetical $10,000 Investment (Unaudited)
To give you a comparison, the chart below shows the performance of a hypothetical $10,000 investment made 10 years ago in the Fund and in the S&P 500® Index (the “Index”). Index returns do not include fees and expenses, but do include the reinvestment of dividend, if any.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Annual Report
To Contractowners

Fund Expenses (Unaudited)
By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example below is based on an investment of  $1,000 invested on July 1, 2019 and held for six months ended December 31, 2019.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.
	Beginning Account Value July 1, 2019	Ending Account Value December 31, 2019	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000.00	$1,044.20	$4.43	0.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.87	$4.38	0.86%
*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund’s most recent fiscal one-half year). This expense ratio may differ from the expense ratio shown in the financial highlights.

VALUE LINE CENTURION FUND, INC.

■ Value Line Centurion Fund, Inc.
Schedule of Investments
December 31, 2019
Shares		Value
Common Stocks — 96.9%
Consumer Discretionary — 9.4%
Retail — 9.4%
5,000	AutoZone, Inc.*	$5,956,550
4,900	Domino’s Pizza, Inc.	1,439,522
5,200	O’Reilly Automotive, Inc.*	2,278,952
72,800	TJX Companies, Inc. (The)	4,445,168
		14,120,192
Consumer Staples — 7.9%
Food — 3.6%
32,000	Hormel Foods Corp.(1)	1,443,520
21,500	J&J Snack Foods Corp.	3,961,805
		5,405,325
Household Products — 2.9%
61,600	Church & Dwight Co., Inc.	4,332,944
Retail — 1.4%
13,100	Casey’s General Stores, Inc.	2,082,769
		11,821,038
Financials — 3.5%
Commercial Services — 0.6%
2,400	MarketAxess Holdings, Inc.	909,864
Insurance — 2.9%
3,000	Alleghany Corp.*	2,398,710
10,200	Arch Capital Group, Ltd.*	437,478
5,000	Chubb, Ltd.	778,300
3,500	RenaissanceRe Holdings, Ltd.	686,070
		4,300,558
		5,210,422
Healthcare — 11.3%
Biotechnology — 1.0%
14,000	Alexion Pharmaceuticals, Inc.*	1,514,100
Electronics — 3.9%
7,400	Mettler-Toledo International, Inc.*	5,870,272
Healthcare Products — 5.8%
2,600	Cooper Cos., Inc. (The)	835,354
10,700	DENTSPLY SIRONA, Inc.	605,513
30,600	Henry Schein, Inc.*	2,041,632
20,000	IDEXX Laboratories, Inc.*	5,222,600
		8,705,099
Healthcare Services — 0.6%
2,000	Chemed Corp.	878,520
		16,967,991
Shares		Value
Industrials — 38.3%
Aerospace & Defense — 10.0%
41,033	HEICO Corp.(1)	$4,683,917
7,000	Northrop Grumman Corp.	2,407,790
6,000	Spirit AeroSystems Holdings, Inc. Class A	437,280
15,500	Teledyne Technologies, Inc.*	5,371,370
3,600	TransDigm Group, Inc.	2,016,000
		14,916,357
Commercial Services — 8.0%
3,000	Cintas Corp.	807,240
20,500	Equifax, Inc.	2,872,460
27,030	IHS Markit, Ltd.*	2,036,710
187,000	Rollins, Inc.(1)	6,200,920
		11,917,330
Electrical Equipment — 3.0%
45,000	AMETEK, Inc.	4,488,300
Environmental Control — 4.7%
26,000	Republic Services, Inc.	2,330,380
51,300	Waste Connections, Inc.	4,657,527
		6,987,907
Hand & Machine Tools — 0.3%
5,100	Lincoln Electric Holdings, Inc.	493,323
Housewares — 2.0%
38,000	Toro Co. (The)	3,027,460
Machinery Diversified — 5.9%
19,200	IDEX Corp.	3,302,400
15,400	Roper Technologies, Inc.	5,455,142
		8,757,542
Miscellaneous Manufacturers — 1.7%
16,000	Carlisle Companies, Inc.	2,589,440
Transportation — 2.7%
22,000	Canadian National Railway Co.	1,989,900
18,000	J.B. Hunt Transport Services, Inc.	2,102,040
		4,091,940
		57,269,599
Information Technology — 16.5%
Commercial Services — 2.4%
5,700	Automatic Data Processing, Inc.	971,850
6,900	Gartner, Inc.*	1,063,290
7,500	WEX, Inc.*	1,570,950
		3,606,090
Electronics — 1.3%
17,600	Amphenol Corp. Class A	1,904,848

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
Schedule of Investments (Continued)
December 31, 2019
Shares		Value
Common Stocks — 96.9% (Continued)
Software — 12.8%
15,800	ANSYS, Inc.*	$4,067,078
5,500	Blackbaud, Inc.	437,800
16,900	Broadridge Financial Solutions, Inc.	2,087,826
25,000	Cadence Design Systems, Inc.*	1,734,000
3,200	Fair Isaac Corp.*	1,198,976
51,200	Fiserv, Inc.*	5,920,256
49,600	Open Text Corp.	2,185,872
4,900	Tyler Technologies, Inc.*	1,470,098
		19,101,906
		24,612,844
Materials — 8.8%
Chemicals — 4.4%
17,000	Ecolab, Inc.	3,280,830
32,600	FMC Corp.	3,254,132
		6,534,962
Housewares — 1.0%
14,000	Scotts Miracle-Gro Co. (The)(1)	1,486,520
Miscellaneous Manufacturers — 1.6%
21,000	AptarGroup, Inc.	2,428,020
Packaging & Containers — 1.8%
42,400	Ball Corp.	2,742,008
		13,191,510
Shares		Value
Real Estate — 1.2%
REITS — 1.2%
8,000	American Tower Corp. REIT	$1,838,560
Total Common Stocks (Cost $56,233,503)		145,032,156
Short-Term Investments — 3.9%
Money Market Funds — 3.9%
4,536,122	State Street Institutional Liquid Reserves Fund, Premier Class, 1.734%(2)	4,536,576
1,252,664	State Street Navigator Securities Lending Government Money Market Portfolio(3)	1,252,664
Total Short-Term Investments (Cost $5,789,172)		5,789,240
Total Investments — 100.8% (Cost $62,022,675)		$150,821,396
Excess Of Liabilities Over Cash And Other Assets — (0.8)%		(1,145,518)
Net Assets — 100.0%		$149,675,878
*
Non-income producing.

(1)
A portion or all of the security was held on loan. As of December 31, 2019, the market value of the securities on loan was $11,232,665.

(2)
Rate reflects 7 day yield as of December 31, 2019.

(3)
Securities with an aggregate market value of  $11,232,665 were out on loan in exchange for collateral including $1,252,664 of cash collateral as of December 31, 2019. The collateral was invested in a cash collateral reinvestment vehicle as described in Note 1(I) in the Notes to Financial Statements.

REIT
Real Estate Investment Trust.

The following table summarizes the inputs used to value the Fund’s investments in securities as of December 31, 2019 (See Note 1B):
Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$145,032,156	$—	$—	$145,032,156
Short-Term Investments	5,789,240	—	—	5,789,240
Total Investments in Securities	$150,821,396	$—	$—	$150,821,396
*
See Schedule of Investments for further breakdown by category.

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
Statement of Assets and Liabilities
Statement of Operations

December 31, 2019

ASSETS:
Investment securities, at value (Cost – $62,022,675) (securities on loan, at value, $11,232,665)	$150,821,396
Dividends receivable	220,868
Receivable for securities sold	8,919
Prepaid expenses	1,926
Receivable for securities lending income	1,006
Receivable for capital shares sold	151
Other receivables	22,082
Total Assets	151,076,348
LIABILITIES:
Payable upon return of securities on loan (See Note 1I)	1,252,664
Payable for capital shares redeemed	7,884
Dividends payable to shareholders	1,338
Accrued expenses:
Advisory fee	57,402
Service and distribution plan fees	34,318
Directors’ fees and expenses	635
Other	46,229
Total Liabilities	1,400,470
Net Assets	$149,675,878
NET ASSETS CONSIST OF:
Capital stock, at $1.00 par value (authorized 50,000,000, outstanding 4,526,122 shares)	$4,526,122
Additional paid-in capital	30,046,687
Total Distributable Earnings (Loss)	115,103,069
Net Assets	$149,675,878
Net Asset Value Per Outstanding Share ($149,675,878 ÷ 4,526,122 shares outstanding)	$33.07
For the Year Ended
December 31, 2019

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $16,574)	$1,383,885
Securities lending income	16,066
Total Income	1,399,951
Expenses:
Advisory fees	659,994
Service and distribution plan fees	582,307
Auditing and legal fees	58,787
Custody and accounting fees	52,893
Fund administration fees	35,425
Directors’ fees and expenses	22,673
Printing and postage fees	13,469
Compliance and tax service fees	12,064
Insurance fees	8,218
Registration and filing fees	2,217
Other	19,288
Total Expenses Before Fees Waived (See Note 5)	1,467,335
Less: Service and Distribution Plan Fees Waived	(198,604)
Net Expenses	1,268,731
Net Investment Income	131,220
Net Realized and Unrealized Gain on Investments and Foreign Exchange Transactions:
Net Realized Gain From:
Investments	26,213,031
Foreign currency transactions	126
26,213,157
Change in Net Unrealized Appreciation/(Depreciation) of:
Investments	13,593,520
Foreign currency translations	159
13,593,679
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	39,806,836
Net Increase in Net Assets from Operations	$39,938,056

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
Statement of Changes in Net Assets

	Year Ended December 31, 2019	Year Ended December 31, 2018
Operations:
Net investment income	$131,220	$85,890
Net realized gain on investments and foreign currency	26,213,157	8,827,712
Change in net unrealized appreciation/(depreciation) on investments and foreign currency translations	13,593,679	(7,919,889)
Net increase in net assets from operations	39,938,056	993,713
Distributions to Shareholders from:
Distributable Earnings	(8,913,738)	(317,206)
Share Transactions:
Proceeds from sale of shares	1,693,892	2,377,827
Proceeds from reinvestment of dividends to shareholders	8,913,738	317,206
Cost of shares redeemed	(16,207,792)	(19,923,614)
Net decrease in net assets from capital share transactions	(5,600,162)	(17,228,581)
Total increase/(decrease) in net assets	25,424,156	(16,552,074)
NET ASSETS:
Beginning of year	124,251,722	140,803,796
End of year	$149,675,878	$124,251,722

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:
	Years Ended December 31,
	2019	2018	2017	2016	2015
Net asset value, beginning of year	$26.39	$26.39	$22.09	$20.71	$20.56
Income/(loss) from investment operations:
Net investment income	0.03	0.02	0.06	0.05	0.05
Net gains/(losses) on securities (both realized and unrealized)	8.64	0.04	4.29	1.37	0.17
Total from investment operations	8.67	0.06	4.35	1.42	0.22
Less distributions:
Dividends from net investment income	(0.01)	(0.06)	(0.05)	(0.04)	(0.07)
Distributions from net realized gains	(1.98)	—	—	—	—
Total distributions	(1.99)	(0.06)	(0.05)	(0.04)	(0.07)
Net asset value, end of year	$33.07	$26.39	$26.39	$22.09	$20.71
Total return*	33.07%	0.23%	19.71%	6.86%	1.08%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$149,676	$124,252	$140,804	$132,726	$134,249
Ratio of gross expenses to average net assets(1)	1.01%	1.03%	1.01%	1.04%	1.04%
Ratio of net expenses to average net assets(2)	0.87%	0.89%	0.88%	0.90%	0.90%
Ratio of net investment income to average net assets	0.09%	0.06%	0.23%	0.21%	0.18%
Portfolio turnover rate	15%	3%	1%	4%	5%
*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all years shown.

(1)
Ratio reflects expenses grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor.

(2)
Ratio reflects expenses net of the waiver of a portion of the service and distribution plan fees by the Distributor.

See Notes to Financial Statements.

■ Value Line Centurion Fund, Inc.
Notes to Financial Statements

December 31, 2019

1.
Significant Accounting Policies

Value Line Centurion Fund, Inc. (the “Fund”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, whose primary investment objective is long-term growth of capital. Substantially all of the Fund’s net assets are invested in common stocks. The Fund is part of the Value Line Family of Funds (the “Value Line Funds”), a family of mutual funds that consists of a variety of equity, fixed income, and hybrid funds.
The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services — Investment Companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
(A) Security Valuation:   Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value(“NAV”) is being determined. Securities traded on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates fair value. Short-term instruments with maturities greater than 60 days at the date of purchase are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost.
Investments in shares of open-end mutual funds, including money market funds, are valued at their daily NAV which is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 P.M. Eastern Time) on each day on which the NYSE is open for business. NAV per share is determined by dividing the Fund’s total net assets by the Fund’s total number of shares outstanding at the time of calculation.
The Board of Directors (the “Board”) has adopted procedures for valuing portfolio securities in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Adviser. A valuation committee (the “Valuation Committee”) and a pricing committee (the “Pricing Committee”) have been established by the Board. The Valuation Committee oversees the implementation of the Fund’s valuation methods and makes fair value determinations on behalf of the Board, as necessary. The Pricing Committee monitors the continued appropriateness of methods applied and determines if adjustments should be made in light of market changes, events affecting the issuer, or other factors. If the Pricing Committee determines that a valuation method may no longer be appropriate, another valuation method may be selected, or the Valuation Committee will be convened to consider the matter and take any appropriate action in accordance with procedures set forth by the Board. The Board shall review the appropriateness of the valuation methods and these methods may be amended or supplemented from time to time by the Valuation Committee. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.
(B) Fair Value Measurements:   The Fund follows fair valuation accounting standards (FASB ASC 820-10) which establishes a definition of fair value and sets out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:
•
Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•
Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

■ Value Line Centurion Fund, Inc.
Notes to Financial Statements (Continued)

December 31, 2019

•
Level 3 — Inputs that are unobservable.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.
(C) Federal Income Taxes:   It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its net investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.
As of December 31, 2019, and for all open tax years, management has analyzed the Fund’s tax positions taken on federal and state income tax returns, and has concluded that no provision for federal or state income tax is required in the Fund’s financial statements. The Fund’s federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and the state departments of revenue. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
(D) Dividends and Distributions:   It is the Fund’s policy to distribute annually to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board.
(E) Securities Transactions and Income:   Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the basis of the first-in first-out convention (“FIFO”). Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.
(F) Foreign Currency Translation:   The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange at the valuation date. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.
Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/(depreciation) on investments.
(G) Representations and Indemnifications:   In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, management expects the risk of loss to be remote.
(H) Foreign Taxes:   The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

■ Value Line Centurion Fund, Inc.
Notes to Financial Statements (Continued)

December 31, 2019

(I) Securities Lending:   Under an agreement with State Street Bank & Trust Company (“State Street”), the Fund can lend its securities to brokers, dealers and other financial institutions approved by the Board. By lending its investment securities, the Fund attempts to increase its net investment income through receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. The Fund is protected by State Street in the event of counter-party default (the Fund accepts a smaller rebate for this protection). Generally, in the event of a counter-party default, the Fund has the right to use the collateral to offset the losses incurred. The lending fees received and the Fund’s portion of the interest income earned on the cash collateral are included in “Securities lending income” on the Statement of Operations.
Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. Any cash received as collateral is invested by State Street, acting in its capacity as securities lending agent (the “Agent”), in The Value Line Funds’ collateral account, which is subsequently invested into joint repurchase agreements and/or State Street Navigator Securities Lending Government Money Market Portfolio. When the Fund invests the cash collateral in the State Street Navigator Securities Lending Government Money Market Portfolio, a portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.
The Fund may enter into a joint repurchase agreement whereby its uninvested cash collateral from securities lending is deposited into a joint cash account with other funds managed by the Adviser and may be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest in the repurchase agreement. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Fund, with the value of the underlying securities or cash collateral marked-to-market daily to maintain coverage of at least 100%. Investments made with the cash collateral are disclosed on the Schedule of Investments.
As of December 31, 2019, the Fund was not invested in joint repurchase agreements.
As of December 31, 2019, the Fund loaned securities which were collateralized by cash and other securities. The value of the securities on loan and the value of the related collateral were as follows:
Value of Securities Loaned	Value of Collateral*	Total Collateral (including Calculated Mark)**
$11,232,665	$11,445,835	$11,492,446
*
The Fund received cash collateral of  $1,252,664, which was subsequently invested in the State Street Navigator Securities Lending Government Money Market Portfolio as reported in the Schedule of Investments. In addition, the Fund received non-cash collateral of  $10,193,171, in the form of U.S. Government obligations, which the Fund cannot sell or repledge, and accordingly are not reflected in the Schedule of Investments.

**
Balances represent the end of day mark-to-market of securities lending collateral that will be reflected by the Fund as of the next business day.

■ Value Line Centurion Fund, Inc.
Notes to Financial Statements (Continued)

December 31, 2019

The following table represents the amount of payables for cash collateral received on securities on loan as shown on the Statement of Assets and Liabilities for the year ended December 31, 2019.
	Remaining Contractual Maturity of the Agreements As of December 31, 2019
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$1,252,664	$—	$—	$—	$1,252,664
Total Borrowings	$1,252,664	$—	$—	$—	$1,252,664
Gross amount of recognized liabilities for securities lending transactions					$1,252,664
(J) Subsequent Events:   Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued and has determined that no additional items require adjustment to or disclosure in the financial statements.
2.
Capital Share Transactions, Dividends and Distributions

Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in capital stock were as follows:
	Year Ended December 31, 2019	Year Ended December 31, 2018
Shares sold	52,961	86,084
Shares issued to shareholders in reinvestment of dividends	276,566	11,276
Shares redeemed	(511,198)	(724,275)
Net decrease	(181,671)	(626,915)
3.
Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, were as follows:
Purchases of Investment Securities	Sales of Investment Securities
$21,996,442	$39,094,645
The Fund is permitted to effect purchase and sale transactions with affiliated funds under procedures adopted by the Board. The procedures have been designed to seek to ensure that any such security transaction complies with certain conditions of Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended December 31, 2019, the Fund engaged in such transactions in the following amounts:
Purchases of Investment Securities	Sales of Investment Securities	Realized Gain (Loss)
$18,923,164	$22,844,788	$18,341,540

■ Value Line Centurion Fund, Inc.
Notes to Financial Statements (Continued)

December 31, 2019

4.
Income Taxes

At December 31, 2019, information on the tax components of capital is as follows:
Cost of investments for tax purposes	Gross tax unrealized appreciation	Gross tax unrealized depreciation	Net tax unrealized appreciation (depreciation) on investments	Undistributed ordinary income	Undistributed long-term gain
$62,048,017	$89,115,485	$(342,106)	$88,773,379	$125,626	$26,203,905
The differences between book basis and tax basis unrealized appreciation/depreciation on investments were primarily attributed to wash sales and return of capital distributions from corporations.
Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts.
A reclassification has been made on the Statements of Assets and Liabilities to increase/(decrease) undistributed net investment income, accumulated net realized gain, and additional paid-in capital for the Fund as follows:
Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gains/(Losses)	Additional Paid-In Capital
$126	$(126)	$—
These reclassifications were primarily due to the tax character of corporate dividends received. Amounts are embedded within distributable earnings on the Statement of Assets and Liabilities, and net assets were not affected by these reclassifications.
The tax composition of distributions to shareholders for the years ended December 31, 2019 and December 31, 2018 were as follows:
	2019	2018
Ordinary income	$85,994	$317,206
Long-term capital gain	8,827,744	—
	$8,913,738	$317,206
5.
Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

On May 1, 2018, the advisory fee was reduced following the unbundling of its fee from amounts payable for Fund administration and Fund accounting services provided by the Fund’s Custodian. An advisory fee of  $659,994 was paid or payable to the Adviser for the year ended December 31, 2019. This was computed at an annual rate of 0.45% of the average daily net assets of the Fund during the year and paid monthly. The Adviser provides research, investment programs, and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board, to act as officers and employees of the Fund and pays their salaries.
The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities, LLC (the “Distributor”) in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the year ended December 31, 2019, fees amounting to $582,307, before fee waivers, were accrued under the Plan. Effective August 1, 2015, and voluntarily renewed annually, the Distributor contractually agreed to reduce the fee under the Plan by 0.13%. For the year ended December 31, 2019, the fees waived amounted to $198,604. The Distributor has no right to recoup previously waived amounts.
Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets.

■ Value Line Centurion Fund, Inc.
 Report of Independent Registered Public Accounting Firm

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Shareholders of Value Line Centurion Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Value Line Centurion Fund, Inc. (the “Fund”) as of December 31, 2019, the related statement of operations for the year ended December 31, 2019, the statement of changes in net assets for each of the two years in the period ended December 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP

New York, New York
February 14, 2020
We have served as the auditor of one or more investment companies in the Value Line Funds since 1983.

■ Value Line Centurion Fund, Inc.
Federal Tax Status of Distribution (Unaudited)
For corporate taxpayers 100% of the ordinary income distribution paid during the calendar year 2019 qualifies for the corporate dividends received deductions.
During the calendar year 2019, 100% of the ordinary income distribution is treated as qualified dividends.
During the year ended December 31, 2019, the Fund distributed $8,827,744 from long-term gains.
 Proxy Voting
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

■ Value Line Centurion Fund, Inc.
Management Information
The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and officer of the Fund. Each Director serves as a director or trustee of each of the registered investment companies advised by the Adviser (the “Value Line Funds”). Each Director serves until his or her successor is elected and qualified. The Statement of Additional Information includes additional information about the Fund directors and is available without charge by calling 800-221-3253.
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
Interested Director*
Mitchell E. Appel Age: 49	Director	Since 2010	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.	11	Forethought Variable Insurance Trust
Non-Interested Directors
Joyce E. Heinzerling Age: 63	Director	Since 2008	Managing Member, Meridian Fund Advisers LLC (consultants).	11	None
James E. Hillman Age: 63	Director (Chair of the Board of the Value Line Funds since Apri1 2016)	Since 2015	Chief Financial Officer, Notre Dame School Of Manhattan since 2011; Director and Principal Financial Officer, Merrill Lynch Global Wealth Management, 2006-2011.	11	Miller/Howard Funds Trust; Miller/Howard High Income Equity Fund
Paul Craig Roberts Age: 81	Director	Since 1983	Chairman, Institute for Political Economy.	11	None
Nancy-Beth Sheerr Age: 71	Director	Since 1996	Independent Trustee and Managing Member, NBS Consulting LLC since 2014; Senior Financial Adviser, Veritable, L.P. (investment advisor) until December 2013.	11	None

■ Value Line Centurion Fund, Inc.
Management Information
Name, Address, and Age	Position	Length of Time Served	Principal Occupations During the Past 5 Years
Officers
Mitchell E. Appel Age: 49	President	Since 2008	President of each of the Value Line Funds since June 2008; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009, Trustee since December 2010 and Treasurer since January 2011.
Michael J. Wagner Age: 69	Chief Compliance Officer	Since 2009	Chief Compliance Officer of each of the Value Line Funds since 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC) (2006-2019).
Emily D. Washington Age: 41	Treasurer and Chief Financial Officer; Secretary	Since 2008	Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since 2008 and Secretary since 2010; Secretary of the Adviser since 2011.

*
Mr. Appel is an “interested person” as defined in the 1940 Act by virtue of his position with the Distributor and the Adviser.

The address for each of the above is 7 Times Square, 16th Floor, New York, NY 10036-6524.

Item 2  Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, principal financial officer and principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3  Audit Committee Financial Expert.

(a)(1) The Registrant does not have an Audit Committee Financial Expert serving on its Audit Committee as of the date of this filing.

(2) The Registrant’s Board has designated James Hillman, member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Hillman is an are independent director. Mr. Hillman currently serves as the Chief Financial Officer at Notre Dame School of Manhattan since 2011.

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4  Principal Accountant Fees and Services

(a)	Audit Fees 2019 - $31.954

Audit Fees 2018 - $24,612

(b) Audit-Related fees – None.

(c) Tax Preparation Fees 2019 -$4,393

Tax Preparation Fees 2018 - $5,037

(d) All Other Fees – None

(e) (1) Audit Committee Pre-Approval Policy. All services to be performed for the Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(2) Not applicable.

(f) Not applicable.

(g) Aggregate Non-Audit Fees 2019 - None

Aggregate Non-Audit Fees 2018 - None

(h) Not applicable.

Item 5.  Audit Committee of Listed Registrants

Not Applicable.

Item 6.  Investments

Not Applicable

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10  Submission of Matters to a Vote of Security Holders

Not Applicable

Item 11  Controls and Procedures

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c)) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)	The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12  Exhibits

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	March 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	March 9, 2020